Exhibit 10.19
FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of November 30, 2017 (the “Fifth Amendment Effective Date”), is entered into among INTL FCSTONE INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, are parties to that certain Credit Agreement, dated as of September 20, 2013 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below, subject to the terms and conditions specified in this Agreement; and
WHEREAS, the Lenders are willing to amend the Credit Agreement, subject to the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.     Amendments.
(a)     The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Fifth Amendment Effective Date” means November 30, 2017.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
(b)     The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable for such period, (iii) the amount of depreciation and amortization expense for such period (including amortization of goodwill and other intangibles), (iv) any net loss from disposed, abandoned or discontinued operations, (v) other non-recurring, non-cash charges (excluding write-downs of accounts receivable and any other non-cash expense to the extent it represents an accrual of or a reserve for cash expenses in any future period), (vi) non-cash charges or expenses related to stock-based compensation and (vii) one-time charges incurred in connection with the Borrower’s coal business and incurred in the fiscal quarters ending September 30, 2017 and December 31, 2017, provided that the aggregate amount added back pursuant to this clause (vii) shall not exceed $40,800,000 minus (b) the following to the extent added in calculating such Consolidated Net Income: (i) any net gain from disposed, abandoned or discontinued operations, (ii) interest income received on third party customer deposits during such period to the extent such interest income is paid to third party customers, (iii) non-recurring, non-cash income or gains for such period and (iv) any gains resulting from recoveries made with respect to the charges added back pursuant to clause (a)(vii).
(c)     The definition of “ERISA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
(d)     A new clause (e) is hereby added to Section 6.12 of the Credit Agreement:
(e)     The Borrower represents and warrants as of the Fifth Amendment Effective Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.
(e)     The reference to “$150,000,000” in Section 8.11(d) of the Credit Agreement is hereby amended to be “$200,000,000”.
(f)     The reference to “$15,000,000” in Section 8.15 of the Credit Agreement is hereby amended to be “$17,500,000”.
(g)     A new Section 10.12, “ERISA Matters”, is hereby added to the Credit Agreement in appropriate numerical order:

10.12 ERISA Matters.
(a)     Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii)     the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)     (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)     such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)     In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:
(i)     neither the Administrative Agent or any of its respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),
(ii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v)    no fee or other compensation is being paid directly to the Administrative Agent or any of its respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.
(c)     The Administrative Agent hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
(h) Exhibit 7.02 to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit 7.02 attached hereto.
2. Effectiveness; Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:
(a)     receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors and the Required Lenders; and
(b)     receipt by the Administrative Agent of a fee for each Lender consenting to this Agreement in an amount equal to 0.05% of such Lender’s Revolving Commitment.
Notwithstanding anything to the contrary contained herein, upon satisfaction of the foregoing conditions precedent, the amendments set forth in Sections 1(b), 1(i), 1(j) and 1(l) shall be deemed to be effective as of September 30, 2017.
3. Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable documented fees and expenses of Moore & Van Allen, PLLC.
4. Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Agreement is a Loan Document.
5. Authority/Enforceability. Each Loan Party represents and warrants as follows:
(a)     It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(b)     This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)     No material consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Agreement.
(d)     The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it.
6. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article

VI of the Credit Agreement are true and correct as of the date hereof unless they specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.
7. Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or other secure electronic forma (.pdf) shall be effective as an original.
8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
10. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
11. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.
BORROWER:                 INTL FCSTONE INC.,
a Delaware corporation
By:         /s/ Bruce Fields
Name:         Bruce Fields
Title:         Group Treasurer
By:         /s/ Sean M. O'Connor
Name:         Sean M. O'Connor
Title:         CEO

GUARANTORS:                 INTL FCSTONE ASSETS, INC.,
a Florida corporation
By:         /s/ Sean M. O'Connor
Name:         Sean M. O'Connor
Title:         CEO
INTL COMMODITIES, INC.,
a Delaware corporation
By:         /s/ William J. Dunaway
Name:         William J. Dunaway
Title:         SVP
FCSTONE GROUP, INC.,
a Delaware corporation
By:         /s/ William J. Dunaway
Name:         William J. Dunaway
Title:         CFO
INTL FCSTONE MARKETS, LLC,
an Iowa limited liability company
By:         /s/ William J. Dunaway
Name:         William J. Dunaway
Title:         CFO
FCSTONE MERCHANT SERVICES, LLC,
a Delaware limited liability company
By:         /s/ William J. Dunaway
Name:         William J. Dunaway
Title:         Treasurer

ADMINISTRATIVE
AGENT:                     BANK OF AMERICA, N.A.,
as Administrative Agent
By:         /s/ Michael D. Brannan
Name:         Michael D. Brannan
Title:         Sr. Vice President

LENDERS:                     BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender
By:         /s/ Michael D. Brannan
Name:         Michael D. Brannan
Title:         Sr. Vice President
CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:         /s/ William A. Casey
Name:         William A. Casey
Title:         SVP
BANK HAPOALIM B.M.,
as a Lender
By:
Name:
Title:
By:
Name:
Title:
BMO HARRIS BANK N.A.,
as a Lender
By:         /s/ Krupa Tantuwaya
Name:         Krupa Tantuway
Title:         Vice President
BANKUNITED, N.A.,
as a Lender
By:         /s/ John S. Wamboldt
Name:         John S. Wamboldt
Title:         SVP
THE PRIVATEBANK AND TRUST COMPANY,
as a Lender
By:         /s/ Michael King
Name:         Michael King
Title:         Managing Director

BARCLAYS BANK PLC,
as a Lender
By:         /s/ Kevin Murphy
Name:         Kevin Murphy
Title:         Director

SIGNATURE BANK,
as a Lender
By:         /s/ Richard Ohl
Name:         Richard Ohl
Title:         Vice President